UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2022

Levere Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40243	98-1581160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall, Cricket Square, Grand Cayman Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-8066

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LVRAU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	LVRA	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	LVRAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 13, 2022, Levere Holdings Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $960,000 to Goggo Network Gmbh (the “Sponsor”). The Note is non-interest bearing and due and payable on the date the Company consummates its initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Qualifying Business Combination”). The principal balance of the Note may be prepaid at any time. Upon the consummation of a Qualifying Business Combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the Note, in whole or in part, into private placement warrants (as defined in that certain Warrant Agreement, dated March 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company) at a price of $1.50 per warrant. The Note is subject to customary events of default, the occurrence of which automatically cause the unpaid principal balance of the Note and all other sums payable with regard to the Note to become immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of certain of the terms of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is filed with this report as Exhibits 10.1, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

10.1	Promissory Note, dated May 13, 2022, issued by Levere Holdings Corp. to Goggo Network Gmbh

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Levere Holdings Corp.

Date: May 19, 2022	By:	/s/ Martín Varsavsky Waisman-Diamond
	Name:	Martín Varsavsky Waisman-Diamond
	Title:	Chairman and Chief Executive Officer